                                                                   EXHIBIT 10.1

--------------------------------------------------------------------------------



                        COMMON STOCK PURCHASE AGREEMENT


                                  By and Among


                             GEM SINGAPORE PTE LTD.
                            TURBO INTERNATIONAL LTD.

                               (the "Purchasers")


                                      and


                              RACOM SYSTEMS, INC.


                            ------------------------


                            Dated as of June 8, 1999


                            ------------------------



-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Article I                  Certain Definitions............................   1
Article II                 Purchase of Common Stock.......................   2
Article III                Representations and Warranties.................   3
Article IV                 Other Agreements of the Parties................   7
Article V                  Conditions Precedent to Closing................  10
Article VI                 Termination....................................  12
Article VII                Legal Fees.....................................  13
Article VIII               Miscellaneous..................................  13


Schedule 1                 List of Purchasers
Schedule 3.1(a)            Subsidiaries
Schedule 3.1(c)            Capitalization
Schedule 3.1(f)            Required Consents and Approvals
Schedule 3.1(g)            Litigation


Schedule A                 List of Creditors

         COMMON STOCK PURCHASE AGREEMENT, dated as of June 8, 1999 (this "Agreement"), by and among Racom Systems, Inc., a Delaware corporation (the
-----------
"Company"), and the purchasers listed on Schedule 1 attached hereto (each
--------
individually, the "Purchaser" and collectively, the "Purchasers").
                                                     ----------

         WHEREAS, the Company desires to issue and sell to the Purchasers and the Purchasers desire to acquire an aggregate of Seventeen Million (17,000,000) shares (the "Shares") of the authorized but unissued common stock, $.01 par value per share (the "Common Stock") of the Company.

         IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

     Section 1.1. Certain Definitions. As used in this Agreement, and unless the
                  -------------------
context requires a different meaning, the following terms have the meanings indicated:

         "Affiliate" means, with respect to any Person, any Person that,
          ---------
directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including,
                                                         -------
with correlative meanings, the terms "controlled by" and "under common control
                                      -------------       --------------------
with") shall mean the possession, directly or indirectly, of the power to direct
----
or cause the direction of the management and policies of such Person, whether through the ownership of voting securities by contract or otherwise.

         "Business Day" means any day except Saturday, Sunday and any day which
          ------------
is a legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other government actions to close, between the hours of 9:30 a.m. and 6:00 p.m. New York Time.

         "Closing" shall have the meaning set forth in Section 2.1(b).
          -------                                      --------------

         "Closing Date" shall mean the date of Closing, as set forth in Section
          ------------
2.1(b).

         "Code" means the Internal Revenue Code of 1986, as amended, and the
          ----
rules and regulations thereunder as in effect on the date hereof.

         "Commission" means the Securities and Exchange Commission.
          ----------

         "Common Stock" means the Company's common stock, par value $.01 per
          ------------
share.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

         "Lien" means, with respect to any asset, any mortgage, lien, pledge,
          ----
encumbrance, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

         "Material" shall mean having a financial consequence in excess of
          --------
$100,000.

         "Material Adverse Effect" shall have the meaning set forth in Section
          -----------------------                                      -------
3.1(a).
------

         "NASD" means the National Association of Securities Dealers, Inc.
          ----

         "Per Share Consideration" shall have the meaning set forth in Section
          -----------------------                                      -------
2.1(a).
------

         "Person" means an individual or a corporation, partnership, trust,
          ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Purchase Price" shall have the meaning set forth in Section 2.1(a).
          --------------                                      --------------

         "Required Approvals" shall have the meaning set forth in Section
          ------------------                                      -------
3.1(f).
------

         "Securities Act" means the Securities Act of 1933, as amended.
          --------------

         "Subsidiaries" shall have the meaning set forth in Section 3.1(a).
          ------------                                      --------------



                                   ARTICLE II

                            PURCHASE OF COMMON STOCK
                            ------------------------

     Section 2.1.  Purchase of Common Stock; Closing
                   ---------------------------------

         (a) Subject to the terms and conditions herein set forth, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company on the Closing Date the number of Shares of Common Stock listed opposite the Purchasers' names on Schedule 1, at a price per Share of US$.01 (the "Per Share Consideration"). The Per Share Consideration multiplied by the
      -----------------------
number of Shares to be purchased by the Purchasers hereunder is hereinafter
referred to as the "Purchase Price."   The total number of Shares to be
                    --------------
purchased by the Purchasers is Seventeen Million (17,000,000) and the total Purchase Price shall be $170,000.

         (b) The closing of the purchase and sale of the Shares of Common Stock (the "Closing") shall take place at the offices of the escrow agent (the "Escrow
      -------
Agent"), immediately upon the Escrow Agent's receipt of the Purchase Price and the authorization from the Company to issue the Shares of Common Stock to the Purchasers. The date of the Closing is hereinafter referred to as the "Closing Date".
                                ------------

         (c)  At the Closing, (i) the Company shall deliver to the Escrow Agent
(A) the proper authorizations and instructions to issue the Shares of Common Stock to the Purchasers and (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Company pursuant to this Agreement, and (ii) the Purchaser shall deliver to the Transfer Agent (A) $70,000 of the Purchase Price as determined pursuant to this Article I in United
                                                             ---------
States dollars in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Closing and (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Purchaser pursuant to this Agreement.

         (d) Pursuant to the escrow agreement which is dated the date hereof and is incorporated herein by reference, the Escrow Agent shall hold $100,000 in escrow pursuant to Racom's entering into settlement agreements with all the creditors listed on Schedule A to this Agreement, for no more than the aggregate settlement amount listed on Schedule A. Upon Racom entering into settlement agreements with all the creditors listed on Schedule A for the aggregate settlement amount, the Escrow Agent shall transfer the specified settlement amount opposite each creditor's name in exchange for a release of Racom from the creditor. Any excess funds held in escrow after settlement with the creditors listed on Schedule A shall be released to Racom.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     3.1. Representations and Warranties of the Company. The Company hereby
          ------------------------------------- -------
represents and warrants to the Purchaser as follows:

         (a) Organization and Qualification.  The Company is a corporation,
             ------------------------------
duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 3.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries
                                       ------------
is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on
(a) the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, or (b) the Purchaser's rights under this Agreement (a "Material Adverse Effect").
    -----------------------

         (b)  Authorization; Enforcement.  The Company has the requisite
              --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         (c)  Capitalization.  The authorized, issued and outstanding capital
              --------------
stock of the Company and each of the Subsidiaries is set forth in Schedule 3.1(c). No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in Schedule 3.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents.

         (d)  Issuance of the Common Stock. The Shares of Common Stock have been
              ----------------------------
duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of
the Company enforceable in accordance with their terms.   When issued in
accordance with the terms hereof, the Shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

          e)  No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws or (ii) subject to obtaining the consents referred to in Section 3.1(f), conflict with, or
                                      --------------
constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

         (f)  Consents and Approvals.  Except as specifically set forth in
              ----------------------
Schedule 3.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than the making of the applicable blue-sky filings under state securities laws, and other than, in all cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the Closing and deliver to the Purchaser the Shares of Common Stock free and clear of all Liens (collectively, the "Required Approvals").
     ------------------

         (g)  Litigation; Proceedings.  Except as specifically disclosed in
              -----------------------
Schedule 3.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, State, county, local or foreign) which
(i) relates to or challenges the legality, validity or enforceability of this Agreement or the Shares of Common Stock (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement.

         (h)  No Default or Violation.  Neither the Company nor any Subsidiary
              -----------------------
(i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

         (i)  Certain Fees.  No fees or commission will be payable by the
              ------------
Company to any investment banker or bank with respect to the consummation of the transactions contemplated hereby, except that part or all of the Purchase Price shall be used to pay any fees, commissions or any other remunerations due to Spencer Edwards and Corboy and Jerde, LLC in connection with the transaction contemplated in the Letter of Intent dated June 4, 1999, to which the Company is a party.
          (j) Non-Registered Offering.  Neither the Company nor any Person
              -----------------------
acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Shares of Common Stock under the Securities Act) which might subject the offering, issuance or sale of the Shares of Common Stock to the registration requirements of Section 5 of the Securities Act.

         (k)  Reporting Company; Eligibility to use Exemption under Section
              -------------------------------------------------------------
4(2).  The Company is subject to the reporting requirements of Section 13 or
Section 15(d) of the Exchange Act. The Company is eligible to issue securities exempt from registration pursuant to Section 4(2) of the Securities Act.

     Section 3.2.  Representations and Warranties of the Purchasers.  The
                   ------------------------------------------------
Purchasers hereby represents and warrants to the Company as follows:

         (a)  Organization; Authority.  Each of the Purchasers is a corporation
              -----------------------
duly and validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Purchasers has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The purchase of the Shares of Common Stock by the Purchasers hereunder has been duly authorized by all necessary action on the part of each of the Purchasers. Each of this Agreement has been duly executed and delivered by the Purchasers or on its behalf and constitutes the valid and legally binding obligation of the Purchasers, enforceable against the Purchasers in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

         (b)  Investment Intent.  The Purchasers are acquiring the Shares of
              -----------------
Common Stock for their own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and State securities laws.

         (c)  Purchasers' Status.  At the time the Purchasers were offered the
              ------------------
Shares, each was, and at the date hereof, each is, and at the Closing Date, each will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act, in that it is a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended. The Purchasers are purchasing the Shares for its own account.

         (d)  Experience of Purchasers.  The Purchasers, either alone or
              ------------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

         (e)  Ability of Purchasers to Bear Risk of Investment.  The Purchasers
              ------------------------------------------------
are able to bear the economic risk of an investment in the Shares and, at the present time, are able to afford a complete loss of such investment.

         (f)  Prohibited Transactions.  The Shares to be purchased by the
              -----------------------
Purchasers are not being acquired, directly or indirectly, with the assets of any "employee benefit plan", within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

         (g)  Access to Information.  The Purchasers acknowledges that they have
              ---------------------
been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Common Stock; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Shares.

         (h)  Reliance.  The Purchasers understand and acknowledge that (i) the
              --------
Shares are being offered and sold, to them without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, (ii) the availability of such exemption, depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance, and (iii) that the certificates representing the Shares will bear the appropriate legend stating the restrictions on the resale and transfer of the Shares.

         The Company acknowledges and agrees that the Purchasers make no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Article III herein.
                                           -----------


                                   ARTICLE IV

                        OTHER AGREEMENTS OF THE PARTIES
                        -------------------------------

     Section 4.1.  Manner of Offering.  The Shares of Common Stock are being
                   ------------------
issued pursuant to Section 4(2) of the Securities Act. The Shares will not be exempt from restrictions on transfer, and will carry a restrictive legend with respect to the resale and transfer of the Shares.

     Section 4.2.  Furnishing of Information.  As long as the Purchasers owns
                   -------------------------
Shares, the Company will promptly furnish to it all annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act.

     Section 4.3.     Notice of Certain Events. The Company shall (i) advise the
                      ------------------------
Purchasers promptly after obtaining knowledge thereof, and, if requested by the Purchasers, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section III untrue or that requires the making of any additions to or changes in the Company's representations or warranties in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Common Stock under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Common Stock under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     Section 4.4.   Blue Sky Laws. The Company shall cooperate with the
                    -------------
Purchasers in connection with the qualification of the Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request and to continue such qualification at all times through the fifth anniversary of the Closing Date; provided, however, that neither the Company nor its
                  --------  -------
Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Shares to the Purchasers.

     Section 4.5 Integration.  The Company shall not and shall use its best
                 -----------
efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers.

 .    Section 4.6  Solicitation Materials.  The Company shall not (i) distribute
                  ----------------------
any offering materials in connection with the offering and sale of the Shares other than the information previously supplied to the Purchasers or (ii) solicit any offer to buy or sell the Shares by means of any form of general solicitation or advertising.

     Section 4.7.  Prohibition on Certain Actions.  From the date hereof through
                   ------------------------------
the Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the consent of the Purchasers, (i) amend its Certificate of Incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchasers; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing.

     Section 4.8.  Listing of Shares.  The Company shall use its best efforts to
                   -----------------
maintain the quote for its common stock on the NASD OTC Electronic Bulletin Board (or listing on a national securities exchange or market on which the Common Stock is listed).

     Section 4.9    Demand Registration
                    -------------------

          At any time commencing after the Closing Date, the Purchasers shall have the right, exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Commission, on one occasion, at the sole expense of the Company, in respect of all the Shares of Common Stock purchased under this Agreement (the "Registrable Securities"), a Registration Statement so as to permit a public offering and sale of the Registrable Securities. On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 or another appropriate form permitting registration of Registrable Securities for resale by the Holders in the manner or manners designated by them (including, without limitation, public or private sales and one or more Underwritten Offerings). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in any event prior 120 days after the filing of such Registration Statement, and to keep such Registration Statement continuously effective under the Securities Act until the date which is five years after the date of this Agreement or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Holders, to such effect (the

"Effectiveness Period"); provided, however, that the Company shall not be deemed
---------------------    --------  -------
to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

          a. If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to a Registration Statement may be effected in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of Registrable Securities which can be sold in such offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the
                                                             --- ----
Holders proposing to sell Registrable Securities in such Underwritten Offering.

          b. If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering and the Company shall be advised in advance of the identity of any underwriter and the general terms of the proposed offering. No Holder may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.


     Section 4.10   Resignation of Directors; Appointment of Purchasers
                    ---------------------------------------------------
Designees.  Upon the Closing of this Agreement, four (4) of the members of the
---------
Company's Board of Directors shall resign from the Board. The remaining two members of the Board of Directors shall decrease the number of the members of the Company's Board of Directors to five (5) persons and appoint the following designees of the Purchasers as directors:

                         Christopher F. Brown
                         Edward Tobin
                         Thomas Tuttle


                                   ARTICLE V

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

     Section 5.1.  Conditions Precedent to Obligations of the Purchasers.  The
                   -----------------------------------------------------
obligation of the Purchasers to purchase the Shares is subject to the satisfaction or waiver by the Purchasers, at or prior to the Closing, of each of the following conditions:

          (a) Legal Opinion.    The Purchasers shall have received the legal
              -------------
opinion, addressed to it and dated the Closing Date of the Counsel for the Company. Such legal opinion shall address the Company's authority to enter into this Agreement and the availability of Section 4(2)to the offer and sale of the Shares;

          (b) Accuracy of the Company's Representations and Warranties.  The
              --------------------------------------------------------
representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

          (c) Performance by the Company.  The Company shall have performed,
              --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

          (d) No Material Adverse Effect.  There has been no event which had a
              --------------------------
Material Adverse Effect on the Company which has not been disclosed to the Purchasers;

          (e) No Prohibitions.  The purchase of and payment for the Shares
              ---------------
hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Purchasers to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchaser of the purchase of the Shares (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

          (f) Company Certificates.  The Purchasers shall have received a
              --------------------
certificate, dated the Closing Date, signed by the Secretary or an Assistant Secretary of the Company and certifying (i) that attached thereto is a true, correct and complete copy of (A) the Company's Certificate of Incorporation, as amended to the date thereof, (B) the Company's By-Laws, as amended to the date thereof, (C) resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement, the issuance and sale of the Shares and (D) a certificate of good standing from the Secretary of State of Delaware and (ii) the incumbency of officers executing this Agreement;

          (g) No Suspensions of Trading in Common Stock.  Trading in the Common
              -----------------------------------------
Stock shall not have been suspended by the Commission or the NASD or other exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

          (h) Required  Approvals.  All Required Approvals shall have been
              -------------------
obtained;

          (i) Delivery of Instructions.  The Company shall have delivered to the
              ------------------------
Transfer Agent the necessary instructions and authorizations to cause the issuance of certificates for the Shares to be issued to and registered in the names of to the Purchasers; and

     Section 5.2.  Conditions Precedent to Obligations of the Company.  The
                   --------------------------------------------------
obligation of the Company to issue and sell the Shares of Common Stock hereunder is subject to the satisfaction or waiver by the Company, at or to the Closing, of each of the following conditions:

          (a) Accuracy of the Purchasers' Representations and Warranties.  The
              ----------------------------------------------------------
representations and warranties of the Purchasers shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

          (b) Performance by the Purchasers.  The Purchasers shall have
              -----------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

          (c) No Prohibitions.  The sale of the Shares of Common Stock hereunder
              ---------------
(i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Company to any penalty, or in its reasonable judgment, any other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Company of the sale of Shares to the Purchasers

(provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement).


                                   ARTICLE VI

                                  TERMINATION
                                  -----------

     Section 6.1.   Termination by Mutual Consent. This Agreement may be
                    -----------------------------
terminated at any time prior to Closing by the mutual consent of the Company and the Purchasers.

     Section 6.2.   Termination by the Company or the Purchaser.  This Agreement
                    -------------------------------------------
may be terminated prior to Closing by either the Company or the Purchasers, by giving written notice of such termination to the other party, if:

          (a) the Closing shall not have occurred by June 30, 1999; provided
                                                                    --------
that the terminating party is not then in material breach of its obligations
----
under this Agreement in any manner that shall have caused the failure referred to in this paragraph (a);

          (b) there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the Closing or if the consummation of the Closing would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

     Section 6.3.   Termination by the Company.  This Agreement may be
                    --------------------------
terminated prior to Closing by the Company, by giving written notice of such termination to the Purchasers, if the Purchasers have materially breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five business days following receipt by the Purchasers of notice of such breach.

     Section 6.4.   Termination by the Purchasers.  This Agreement may be
                    -----------------------------
terminated prior to Closing by the Purchasers, by giving written notice of such termination to the Company, if:

          (a) the Company has breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five business days following receipt by the Company of notice of such breach;

          (b) there has occurred an event which could reasonably be expected to have a Material Adverse Effect and which is not disclosed in this Agreement; or

          (c) trading in the Common Stock has been suspended by the Commission or the NASD or other exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

                                  ARTICLE VII

                                   LEGAL FEES
                                   ----------


     In the event any Party commences a legal action to enforce its rights under this Agreement, the non-prevailing party shall pay all reasonable costs and expenses (including reasonable attorney's fees) incurred in enforcing such rights.

                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

     Section 8.1.   Fees and Expenses.  Except as set forth above, each party
                    -----------------
shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchaser shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.
Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith (B) the issuance and delivery of the Shares, (C) the qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Purchasers' counsel relating to such registration or qualification), and (D) the preparation of certificates for the Shares (including, without limitation, printing and engraving thereof), (ii) all fees and expenses of the counsel and accountants of the Company and (iii) all expenses and listing fees on Securities Exchanges, if any.

     Section 8.2.   Entire Agreement; Amendments.  This Agreement, together with
                    ----------------------------
the Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     Section 8.3.   Notices.  Any notice or other communication required or
                    -------
permitted to be given hereunder shall be in writing and shall be deemed to have been made upon facsimile (with transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be:

     If to the Company:  Art Rancis
                         Chief Executive Officer
                         Racom Systems, Inc.
                         6080 Greenwood Plaza Boulevard
                         Greenwood Village, CO 80111
                         Tel:  (303) 517-5569
                         Fax:  (303) 543-0883

     With copies to:     Gary Agron, Esq.
                         __________________
                         __________________
                         __________________

                         Tel: (303) 770-7254
                         Fax: (303) 770-7257

     If to the Purchasers:

     See Schedule 1 - Schedule of Purchasers (attached hereto)

     With copies to:     Adam S. Gottbetter
                         Kaplan Gottbetter & Levenson, LLP
                         630 Third Avenue
                         New York, NY 10017
                         Tel: 212-983-0532
                         Fax: 212-983-9210

or such other address as may be designated in writing hereafter, in the same manner, by such person.

     Section 8.4    Amendments; Waivers.  No provision of this Agreement may be
                    -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 8.5.   Headings.  The headings herein are for convenience only, do
                    --------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 8.6.   Successors and Assigns.  This Agreement may not be assigned
                    ----------------------
by any party without the prior written consent of all the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     Section 8.7.   No Third Party Beneficiaries.  This Agreement is intended
                    ----------------------------
for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 8.8.   Governing Law.  This Agreement shall be governed by and
                    -------------
construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Agreement or any of its exhibits shall be exclusively brought in the state and/or federal courts in the State and County of New York.

     Section 8.9.   Survival. The representations and warranties of the Company
                    --------
and the Purchaser contained in Article III and the agreements and covenants of
                               -----------
the parties contained in Article IV and this Article VIII shall survive the
                         ----------          ------------
Closing (or any earlier termination of this Agreement).

     Section 8.10.  Counterpart Signatures. This Agreement may be executed in
                    ----------------------
two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     Section 8.11.  Publicity.  The Company and the Purchasers shall consult
                    ---------
with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

     Section 8.12.  Severability.  In case any one or more of the provisions of
                    ------------
this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     Section 8.13.  Remedies.  In addition to being entitled to exercise all
                    --------
rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under this Agreement and the Company will be entitled to specific performance of the obligations of the Purchasers hereunder with respect to the subsequent transfer of Shares. Each of the Company and the Purchasers agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

                              Company:

                              RACOM SYSTEM, INC.


                              By: /s/ Art Rancis
                                 -----------------------------------
                                  Name:  Art Rancis
                                  Title: Chief Executive Officer


                              Purchasers:

                              GEM SINGAPORE PTE LTD.


                              By: /s/ Margareta Hedstrom
                                 ------------------------------------
                                  Name:  Margareta Hedstrom
                                  Title: President



                              TURBO INTERNATIONAL LTD.


                              By: /s/ Martin Christen
                                 -------------------------------------
                                  Name:  Martin Christen
                                  Title: Director

                                   SCHEDULE 1
                                   ----------



Purchaser
Name & Address                                                 Number of Shares
--------------                                                 ----------------

GEM Singapore Pte Ltd.                                              8,500,000
c/o Loughran & Co.
38 Hertford Street
London W1Y 7TG
England
Tel:  011.44.171.355.2051
Fax: 011.44.171.355.4975

Turbo International Ltd.                                            8,500,000
Shirley House
50 Shirley Street
P. O. Box N-7755
Nassau, Bahamas
Tel: (242) 326-5528
Fax:(242) 328-2935

                                   SCHEDULE A
                                   ----------


          Creditor             Amount Owed                    Settlement Amount
          --------             -----------                     -----------------

Arapahoe County Treasurer       $  6,769.91                         $  3,385

Holland & Hart                  $ 24,973.67                         $ 12,487

John A. Hinds                   $ 20,000                            $      0

LaSalle Partners                $ 38,893.87                         $ 19,447

Merrill Corporation             $  7,650.11                         $  3,825

Murrel Public Relations         $ 16,006.09                         $  8,003

NASDAQ Stock Market             $  5,000                            $  5,000

Picopak                         $ 32,417.43                         $ 16,209

Ramtron International           $ 52,802.82                         $ 26,401

US West Communications          $  8,176.11                         $  4,088
                                ===========                         ========

Total                           $212.690.01                          $100,000